UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry Into A Material Definitive Agreement

On November 16, 2021, BorgWarner Inc. (the “Company”) entered into an Amendment No. 1 to Credit Agreement (the “Amendment”) with Bank of America, N.A., as administrative agent. The Amendment amends the Fourth Amended and Restated Credit Agreement, dated as of March 13, 2020 (the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Amendment, the “Credit Agreement”), among the Company, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent.

The Amendment, among other things, amends the Existing Credit Agreement to include customary LIBOR successor provisions in respect of extensions of credit denominated in Pounds Sterling, Japanese Yen, and Euros. After giving effect to the Amendment, borrowings under the Credit Agreement bear interest, at the Company’s option and depending upon the denomination of the borrowing, at the Eurocurrency Rate (based on LIBOR), the Alternate Base Rate (generally Bank of America, N.A.’s prime rate), the Alternative Currency Daily Rate (based on the Sterling Overnight Index Average (SONIA)) or the Alternative Currency Term Rate (based on either the Euro Interbank Offered Rate (EURIBOR) or the Tokyo Interbank Offered Rate (TIBOR)), each as defined in the Credit Agreement, plus a spread ranging from 0.690% to 1.100% per annum for Eurocurrency Rate-based loans, Alternative Currency Daily Rate-based loans and Alternative Currency Term Rate-based loans and 0.000% to 0.100% per annum for Alternate Base Rate-based loans. The spread for a borrowing depends upon the rating by certain specified rating agencies of the Company’s outstanding senior, unsecured, long-term indebtedness as of the applicable date of borrowing.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99.1	Amendment No. 1 to Credit Agreement dated as of November 16, 2021 between BorgWarner Inc. and Bank of America, N.A., as administrative agent
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: November 18, 2021	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary